SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



              Date of Report
    (Date of earliest event reported)                 Commission File Number
            September 8, 2004                                      000-27941


                                 IMERGENT, INC.

             (Exact name of Registrant as specified in its charter)



               Delaware                                        87-0591719
    (State or other jurisdiction of                           (IRS Employer
    incorporation or organization)                         Identification No.)


                           754 EAST TECHNOLOGY AVENUE
                                OREM, UTAH 84097
              (Address of principal executive offices and zip code)

                                 (801) 227-0004
                         (Registrant's telephone number)


Item 2.02. Results of Operations and Financial Condition.

On September 8, 2004, iMergent, Inc. issued a press release, a copy of which is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall be deemed "furnished" and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is furnished with this Form 8-K:
99.1 Press release of iMergent, Inc. dated September 8, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2004  IMERGENT, INC.


                                   By:     /s/  ROBERT M. LEWIS
                                           -------------------------------------
                                   Name:   Robert M. Lewis
                                   Title:  Chief Financial Officer